UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

NuPathe Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street Suite 200 Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 567-0130

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Press Release Announcing FDA Acceptance of Zelrix NDA for Filing

On January 10, 2011, NuPathe Inc. issued a press release announcing that its New Drug Application for Zelrix has been accepted for filing by the U.S. Food and Drug Administration. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 7.01.

JP Morgan Healthcare Conference Presentation Materials (January 2011)

A copy of the presentation materials that will be used by NuPathe Inc. in meetings with the investment community during the JP Morgan Healthcare Conference is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference to this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by NuPathe Inc. on January 10, 2011
99.2	JP Morgan Healthcare Conference Presentation Materials (January 2011)

* * * * *

This Form 8-K and Exhibits 99.1 and 99.2 are being “furnished” to the Securities and Exchange Commission (SEC) under Item 7.01 and Item 9.01 of Form 8-K and shall not be deemed to be “filed” with the SEC. Neither this Form 8-K, nor Exhibits 99.1 or 99.2, shall be incorporated by reference into any filings of NuPathe Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE INC.

By: /s/ Jane H. Hollingsworth
Jane H. Hollingsworth
Chief Executive Officer

Dated: January 10, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by NuPathe Inc. on January 10, 2011
99.2	JP Morgan Healthcare Conference Presentation Materials (January 2011)